UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2025

AltEnergy Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40984	86-2157013
(State or other jurisdiction Identification No.)	(Commission File Number)	(I.R.S. Employer of incorporation)

600 Lexington Avenue 9th Floor
New York, NY 10022
(Address of principal executive offices) (Zip Code)

(203) 299-1400

(Registrant’s telephone number, including area code)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one- half of one Warrant	AEAEU	OTC Pink Open Market
Class A common stock, par value $0.0001 per share	AEAE	OTC Pink Open Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	AEAEW	OTC Pink Open Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K is being filed by AltEnergy Acquisition Corp., a Delaware corporation (“AltEnergy”), in connection with its entry into an Amended and Restated Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among AltEnergy, Car Tech Merger Sub, LLC, a Delaware limited liability company (“Merger Sub I”), Car Tech Merger Sub II, LLC, a Delaware limited liability company (“Merger Sub II”) and Car Tech, LLC, an Alabama limited liability company (“Car Tech”). The Merger Agreement amends and restates, in its entirety, that certain Agreement and Plan of Merger, dated February 21, 2024, by and among AltEnergy, Merger Sub I and Car Tech (the “Original Merger Agreement”) to, among other things, provide for additional merger consideration in the form of Merger Warrants and remove a requirement to obtain $50,000,000 in PIPE financing as a condition to closing. The disclosure below updates the disclosure provided with respect to the Original Merger Agreement in that certain Current Report on Form 8-K filed by AltEnergy on February 21, 2024.

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Merger Agreement

On February 14, 2025, AltEnergy entered into the Merger Agreement, by and among AltEnergy, Merger Sub I, Merger Sub II and Car Tech. The transactions set forth in the Merger Agreement, including the Mergers (defined below), will constitute a “Business Combination” as contemplated by AltEnergy’s Amended and Restated Certificate of Incorporation.

The Mergers

Upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the Delaware Limited Liability Company Act (Car Tech having been converted to a Delaware limited liability company), (a) Merger Sub I will merge with and into Car Tech, with Car Tech surviving as a wholly-owned subsidiary of AltEnergy (the “First Merger”), and (b) immediately following the effective time of the First Merger, Car Tech will merger with and into Merger Sub II, with Merger Sub II surviving as a wholly-owned subsidiary of AltEnergy (the “Second Merger” and, together with the First Merger, the “Mergers”). Upon the consummation of the Mergers, subject to approval by AltEnergy’s stockholders and other customary closing conditions, the combined company (“New Car Tech”) will be renamed and is expected to list on The Nasdaq Capital Market.

Consideration

Subject to the terms and conditions set forth in the Merger Agreement, in consideration of the Merger, membership interests in Car Tech (the “Car Tech Units”) will be converted into the right to receive for each Car Tech Unit owned (I) a number of shares of AltEnergy’s common stock (the “Parent Common Stock”) obtained by dividing (i) a fraction equal to (a) the quotient of (x) the Closing Share Consideration divided by (y) ten dollars ($10.00), by (ii) the number of Car Tech Units that are issued and outstanding immediately prior to the effective time of the First Merger and (II) a number of warrants to purchase Common Stock equal to the quotient of (A) six million (6,000,000) divided by (B) the number of Car Tech Units that are issued and outstanding immediately prior to the Effective Time (the “Merger Consideration Warrants”).

“Closing Share Consideration” means (1) $80,000,000, plus (2) an additional $40,000,000 (the “Earn Out Consideration”). The 4,000,000 shares of Parent Common Stock to be issued to holders of Car Tech Units based on the Earn Out Consideration, will be subject to the terms of the Lock-up Agreements described below.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties thereto with respect to the parties, the transactions contemplated by the Merger Agreement and their respective business operations and activities, including, with respect to Car Tech, its material properties, leases, and contracts. The representations and warranties of the parties do not survive the closing.

Covenants

The Merger Agreement contains customary covenants of the parties thereto, including: (a) conduct of business pending the Merger, (b) preparation and filing of a Form S-4 with respect to the Parent Common Stock issuable under the Merger Agreement (the “Form S-4”), which Form S-4 will contain a proxy statement for AltEnergy’s stockholders, (c) the requirement to make appropriate filings and obtain clearance pursuant to the HSR Act, if required, and (d) the preparation and delivery of updated audited financial statements for Car Tech.

The Merger Agreement also contains mutual exclusivity provisions prohibiting the parties thereto and their respective representatives and subsidiaries from soliciting initiating, continuing or otherwise encouraging or participating in an Acquisition Proposal (as defined in the Merger Agreement), or entering into any contracts or agreements in connection therewith.

Conditions to Consummation of the Transactions

Consummation of the transactions contemplated by the Merger Agreement is subject to conditions of the respective parties that are customary for a transaction of this type, including, among others: (a) obtaining approval of the Mergers by the holders of a majority in voting power of the Parent Common Stock; (b) obtaining approval of the Mergers by the holders of a majority of the Car Tech Units; (c) there being no laws or injunctions by governmental authorities or other legal restraint prohibiting consummation of the transactions contemplated under the Merger Agreement; (d) if required, the required filings under the HSR Act having been completed and the waiting period applicable to the Merger under the HSR Act having expired or terminated; (e) the Parent Common Stock being listed on Nasdaq; (f) the Form S-4 having become effective and no stop order suspending the effectiveness of the Form S-4 having been issued by the SEC; (g) the accuracy of the representations and warranties, measured by a material adverse effect standard, and the performance of the covenants and agreements, of AltEnergy and Car Tech, respectively, subject to customary materiality qualifications; (h) the delivery of customary closing certificates by officers of AltEnergy and Car Tech, as well as satisfaction of the condition that Shinyoung Co., Ltd. shall have provided a customary notice filing concerning the Merger with the Bank of Korea, as required by applicable law, and shall have received confirmation from the Bank of Korea that such notice filing has been accepted; and (i) AltEnergy shall have received a Transaction Financing in an amount and on terms reasonably acceptable to AltEnergy and Car Tech.

A ”Transaction Financing” means a financing transaction with one or more investors that will commit to make secured loans or provide other financing to AltEnergy, which debt or financing will be guaranteed by Shinyoung Co., Ltd., unless such requirement is waived by AltEnergy.

Additional conditions to Car Tech’s obligations to consummate the Mergers pursuant to the Merger Agreement, subject to written waiver by Car Tech include, among others, that in accordance with the Non-Redemption Agreements, (i) the Sponsor shall have surrendered and forfeited to Car Tech for no consideration 250,000 shares of Class B Common Stock (after which there shall be no shares of Class B Common Stock outstanding), and (ii) AltEnergy shall have issued to the appropriate unaffiliated third parties 250,000 shares of Class A Common Stock. The obligations of AltEnergy to consummate the Merger pursuant to the Merger Agreement are also subject to additional conditions, which may be waived in writing by AltEnergy, including, among others, that (a) no material adverse effect has occurred with respect to Car Tech and (b) the transactions contemplated by the Contribution and Exchange Agreement have been consummated.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the closing of the Merger, including: (a) by mutual written consent of AltEnergy and Car Tech; (b) by either party if the closing has not occurred prior to May 2, 2025; (c) there is a final non-appealable order issued by a governmental authority preventing or making illegal the consummation of the transactions contemplated by the Merger Agreement; (d) by Car Tech if AltEnergy fails to obtain the requisite stockholder approvals; (e) by AltEnergy if Car Tech fails to obtain the requisite member approvals; and (f) by either party if, subject to certain exceptions, any of the representations and warranties of the other party are not true and correct or if the other party fails to perform any of its respective covenants or agreements set forth in the Merger Agreement such that certain conditions to the obligations of such party cannot be satisfied and the breach (or breaches) of such representations or warranties or failure (or failures) to perform such covenants or agreements, as applicable, are not cured or cannot be cured within certain specified time periods.

If the Merger Agreement is validly terminated, none of the parties will have any liability or any further obligation under the Merger Agreement with certain limited exceptions, including liability arising out of fraud or willful material breach of the Merger Agreement.

Governance

Pursuant to the Merger Agreement, following the Merger AltEnergy’s board of directors will consist of seven members, with Car Tech appointing five directors, including Hogap Kang, Dohyung Kim, Jonghoon Ha and two independent directors (as defined under applicable Nasdaq rules), and AltEnergy Acquisition Sponsor, LLC, a Delaware limited liability company and the sponsor of AltEnergy (the “Sponsor”), appointing two directors, including Russell Stidolph and one independent director (as defined under applicable Nasdaq rules).

Certain Related Agreements

Contribution and Exchange Agreement

Contemporaneously with the execution of the Merger Agreement, Shinyoung Co., Ltd, a corporation organized in the Republic of Korea (“Shinyoung”) and AltEnergy entered into a contribution and exchange agreement (the “Contribution and Exchange Agreement”) pursuant to which prior to the effective time of the Merger, Shinyoung will contribute to the capital of Car Tech all indebtedness owed by Car Tech to Shinyoung in exchange for Car Tech Units with a fair market value equal to the aggregate amount Car Tech is obligated to pay pursuant to such indebtedness. Shinyoung is a 78.32% holder of the Car Tech Units and is a holder of a significant portion of the Company’s outstanding indebtedness. Pursuant to the Contribution and Exchange Agreement Shinyoung also has agreed to issue the Shinyoung guaranty.

The foregoing description of the Contribution and Exchange Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Contribution and Exchange Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Support Agreement

Following the execution of the Merger Agreement, AltEnergy and Car Tech intend to enter into a support agreement (the “Support Agreement”) with the Sponsor and certain members of Car Tech (the “Support Parties”), whereby the Support Parties will agree, among other things, to vote in favor of the adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated hereby.

The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Support Agreement, the form of which is filed as Exhibit 10.hereto and incorporated by reference herein.

Merger Warrant Agreement

Contemporaneously with the closing of the Mergers, New Car Tech will enter into a Merger Warrant Agreement with Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent, pursuant to which New Car Tech will issue Merger Consideration Warrants as part of the merger consideration.

Each Merger Consideration Warrant entitles the registered holder to purchase one share of New Car Tech Common Stock at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing 30 days after Closing. The Merger Consideration Warrants will expire five years after Closing, at 5:00 p.m., New York City time, or earlier upon liquidation. New Car Tech will not be obligated to deliver any shares pursuant to the exercise of a Merger consideration Warrant and will have no obligation to settle such Merger Consideration Warrant exercise unless a registration statement under the Securities Act with respect to the shares underlying the Merger Consideration Warrants is then effective and a prospectus relating thereto is current, subject to New Car Tech satisfying its obligations described below with respect to registration. No Merger Consideration Warrant will be exercisable and New Car Tech will not be obligated to issue shares upon exercise of a Merger Consideration Warrant unless the shares issuable upon such Warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the Merger Consideration

Warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a Merger Consideration Warrant, the holder of such Merger Consideration Warrant will not be entitled to exercise such Merger Consideration Warrant and such Merger Consideration Warrant may have no value and expire worthless. In no event will New Car Tech be required to net cash settle any Merger Consideration Warrant.

AltEnergy is registering the shares of New Car Tech Common Stock issuable upon the exercise of the Merger Consideration Warrants in the registration statement on Form S-4, initially filed on August 12, 2024 (the “Form S-4”). Pursuant to the Merger Warrant Agreement, New Car Tech will be required to maintain a current prospectus relating to the shares of New Car Tech Common Stock issuable upon exercise of the Merger Consideration Warrants until the expiration of the Merger Consideration Warrants in accordance with the provisions of the Merger Warrant Agreement. If a registration statement covering the shares of New Car Tech Common Stock issuable upon exercise of the Merger Consideration Warrants is not effective or the prospectus therein is not current by the sixtieth (60th) business day after the Closing, warrant holders may, until such time as there is an effective registration statement and during any period when New Car Tech will have failed to maintain an effective registration statement, exercise Merger Consideration Warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the above, if the shares of New Car Tech Common Stock are at the time of any exercise of a Merger Consideration Warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, New Car Tech may, at its option, require holders of Merger Consideration Warrants who exercise their Merger Consideration Warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event it so elects, New Car Tech will not be required to file or maintain in effect a registration statement, and in the event it does not so elect, New Car Tech will use its commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

Once the Merger Consideration Warrants become exercisable, New Car Tech may call the Merger Consideration Warrants for redemption in cash:

•	in whole and not in part;

•	at a price of $0.01 per Warrant;

•	upon not less than 30 days’ prior written notice of redemption to each Warrant Holder; and

•

if, and only if, the last reported sale price of the shares of New Car Tech Common Stock for any 20 trading days within a 30-trading day period ending three business days before New Car Tech sends the notice of redemption to the Public Warrant Holders equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like).

If and when the Merger Consideration Warrants become redeemable, New Car Tech may not exercise its redemption right if the issuance of shares upon exercise of the Merger Consideration Warrants is not exempt from registration or qualification under applicable state blue sky laws or New Car Tech is unable to effect such registration or qualification, except if the Merger Consideration Warrants may be exercised on a cashless basis and such cashless exercise is exempt from registration.

The Merger Consideration Warrants are also subject to certain anti-dilution adjustments in connection with dividends, splits, consolidations, reclassifications or similar events related to the New Car Tech Common Stock.

Lock-up Agreements

The Merger Agreement contemplates that, following the execution of the Merger Agreement, holders of Company Units, shares of Parent Common Stock, or Private Placement Warrants, as applicable, (the “Lock-up Holders”) will enter into lock-up agreements (each, a “Lock-up Agreement”) with Car Tech and AltEnergy. Pursuant to the Lock-up Agreements, the Lock-up Holders will agree, among other things, that the Restricted Securities (as defined in the Lock-up Agreements), held following consummation of the Merger shall be subject to a lock-up restriction that will terminate with respect to (i) 50% of such shares on the 12 month anniversary of the closing date, (ii) 25% of such shares on the 18 month anniversary of the closing date, and (iii) 25% of such shares on the 24 month anniversary of the closing date.

Under the terms of the Lock-up Agreement, upon completion of the Merger, 4,000,000 shares of Parent Common Stock to be held by the Sponsor (the “Sponsor Earn Out Shares”) and 4,000,000 of the Restricted Securities designated as Earn Out Shares under the Merger Agreement to be held by holders of Car Tech Units (the “Company Member Earn Out Shares” and together with the Sponsor Earn Out Shares, the “Earn Out Shares”) will be subject to additional transfer restrictions, release and forfeiture terms. A block of fifty percent (50%) of the Earn Out Shares (2,000,000 shares of Parent Common Stock held by each of Sponsor and 2,000,000 shares of Parent Common Stock held by holders of Car Tech Units) (the “Block A Earn Out Shares,” of which 1,850,000 held by each are designated as Block A-1 Earn Out Shares and the balance are designated as Block A-2 Earn Out Shares) may not be transferred unless and until either (i) the closing price of shares of Parent Common Stock on the principal securities exchange or securities market on which the Parent Common Stock is then traded equals or exceeds $14.00 per share for any 20 trading days within any consecutive 30-trading day period during the Earn Out Period (as defined below) or (ii) immediately prior to the consummation of a Block A Change of Control (as defined below) during the Earn Out Period (each of clauses (i) and (ii), a “Block A Triggering Event”). If a Block A Triggering Event does not occur or a Block A Forfeiting Change of Control (as defined below) is consummated during the Earn Out Period, the Block A Earn Out Shares shall be automatically forfeited and cancelled for no consideration at the end of the Earn Out Period or immediately prior to the consummation of such Block A Forfeiting Change of Control, as applicable.

The remaining Earn Out Shares (the “Block B Earn Out Shares”) will be subject to a transfer restriction unless and until either (i) the closing share price of shares of Parent Common Stock on the principal securities exchange or securities market on which the Parent Common Stock is then traded equals or exceeds $18.00 per share for any 20 trading days within any consecutive 30-trading day period during the Earn Out Period or (ii) immediately prior to the consummation of a Block B Change of Control (as defined below) during the Earn Out Period (each of clauses (i) and (ii), a “Block B Triggering Event”, and together with a Block A Triggering Event, a “Triggering Event”). If a Block B Triggering Event does not occur or a Block B Forfeiting Change of Control (as defined below) is consummated during the Earn Out Period, the Block B Earn Out Shares shall be automatically forfeited and cancelled for no consideration at the end of the Earn Out Period or immediately prior to the consummation of such Block B Forfeiting Change of Control, as applicable.

For purposes of the Lock-up Agreements, “Earn Out Period” means (A) with respect to the Block A-1 Earn Out Shares, the period from (and excluding) the closing date of the Merger to (and including) the day that is the fifth (5th) anniversary of the closing date, and (B) with respect to the Block A-2 Earn Out Shares and the Block B Earn Out Shares, the period from (and excluding) the closing date to (and including) the day that is the tenth (10th) anniversary of the closing date.

For purposes of the Lock-up Agreements, “Block A Change of Control” means a Cashout Change of Control (as defined below) which implies a value per share of Parent Common Stock that equals or exceeds $14.00 per share.

For purposes of the Lock-up Agreements, “Block A Forfeiting Change of Control” means a Cashout Change of Control which implies a value per share of Parent Common Stock that is less than $14.00 per share.

For purposes of the Lock-up Agreements, “Block B Change of Control” means a Cashout Change of Control which implies a value per share of Parent Common Stock that equals or exceeds $18.00 per share.

For purposes of the Lock-up Agreements, “Block B Forfeiting Change of Control” means a Cashout Change of Control which implies a value per share of Parent Common Stock that is less than $18.00 per share.

For purposes of the Lock-up Agreements, “Cashout Change of Control” means a Change of Control where all of the Parent Common Stock and other equity securities of AltEnergy outstanding immediately prior to such Change of Control is sold, transferred, exchanged or redeemed exclusively for cash, and not for other securities or non-cash consideration.

For purposes of the Lock-up Agreements, a “Change of Control” means, other than the transactions contemplated by the Merger Agreement, (i) any transaction or series of related transactions that results in any person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) acquiring equity securities that represent more than 50% of the total voting power of AltEnergy (for the avoidance of doubt, excluding Shinyoung, the Sponsor or their affiliates), or (ii) a sale or disposition of all or substantially all of the assets of AltEnergy and its subsidiaries on a consolidated basis, in each case that results in shares of Parent Common Stock being converted into cash or other consideration (including equity securities of another person) (other than a transaction or series of related transactions where shares of Parent Common Stock are converted into equity securities of another person who has substantially similar equity ownership to AltEnergy immediately prior to such transaction or series of related transactions).

The foregoing description of the form of Lock-up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Lock-up Agreement, a copy of which is filed as Exhibit 10.4 hereto and incorporated by reference herein.

Additional Information and Where to Find It

This Current Report on Form 8-K contains information with respect to a proposed business combination (the “Proposed Business Combination”) among Car Tech, AltEnergy, Merger Sub I and Merger Sub II. In connection with the Proposed Business Combination, AltEnergy filed with the SEC a registration statement on Form S-4, which includes a proxy statement to be sent to AltEnergy stockholders and a prospectus for the registration of Parent Common Stock (as amended from time to time, the “Registration Statement”). A full description of the terms of the Proposed Business Combination is provided in the Registration Statement. AltEnergy urges investors, stockholders and other interested persons to read the Registration Statement as well as other documents filed with the SEC because these documents will contain important information about AltEnergy, Car Tech and the Proposed Business Combination. If and when the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to stockholders of AltEnergy as of a record date to be established for voting on the Proposed Business Combination. Stockholders and other interested persons will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: AltEnergy Acquisition Corp., 600 Lexington Avenue, 9th Floor, New York, NY 10022. The preliminary and definitive proxy statement/prospectus can also be obtained, without charge, at the SEC’s website (www.sec.gov). The information contained on, or that may be accessed through, the websites referenced in this Current Report on Form 8-K is not incorporated by reference into, and is not a part of, this Report.

Participants in the Solicitation

AltEnergy, Car Tech and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of AltEnergy’s stockholders in connection with the proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations, and interests of AltEnergy’s directors and executive officers in AltEnergy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of AltEnergy’s stockholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus for the proposed transaction when available. Information concerning the interests of AltEnergy’s participants in the solicitation, which may, in some cases, be different than those of AltEnergy’s equity holders generally, will be set forth in the proxy statement/prospectus relating to the proposed transaction when it becomes available.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. AltEnergy intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this Current Report on Form 8-K other than statements of historical fact, including without limitation, statements regarding the proposed business combination between AltEnergy and Car Tech, the benefits of the proposed business combination, the anticipated timing of the proposed business combination, the services offered by Car Tech and the markets in which Car Tech intends to operate, business strategies, industry environment, potential growth opportunities, the effects of regulations and AltEnergy’s or Car Tech’s projected future results. Words such as “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, “intend”, “plan”, “may”, “will”, “could”, “should”, “believes”, “predicts”, “potential”, “continue”, and similar expressions (including the negative versions of such words or expressions) are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Investors, stockholders, and other interested persons should carefully consider the risks and uncertainties described in AltEnergy’s final proxy statement/prospectus to be contained in the Registration Statement, including those under “Risk Factors” therein, AltEnergy’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by AltEnergy from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and AltEnergy and Car Tech assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither AltEnergy nor Car Tech gives any assurance that either AltEnergy or Car Tech will achieve its expectations.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of AltEnergy, Car Tech or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

2.1†	Amended and Restated Agreement and Plan of Merger, dated as of February 14, 2025, by and among AltEnergy Acquisition Corp., Car Tech Merger Sub, LLC, Car Tech Merger Sub II, LLC and Car Tech, LLC

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2025

ALTENERGY ACQUISITION CORP.

By:	/s/ Russell Stidolph
Name:	Russell Stidolph
Title:	Chief Executive Officer